Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Goldman Sachs Multi-Asset Insights Portfolio

(the “Portfolio”)

Supplement dated June 7, 2018, to the Portfolio’s

Summary Prospectus dated May 1, 2018, as supplemented and amended to date

In the section entitled “Portfolio Summary: SA Goldman Sachs Multi-Asset Insights Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

Raymond Chan, CFA Managing Director	2017
Christopher Lvoff, CFA Managing Director	2017

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.